UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 29, 2019 (March 28, 2019)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 28, 2019, Caesars Entertainment Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Director Appointment and Nomination Agreement (the “Agreement”), dated as of March 1, 2019, by and among the Company, Carl C. Icahn, Keith Cozza, Courtney Mather, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”). The following is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Amendment, the Icahn Group has agreed, until the earlier of (a) the fifth (5th) business day following the date that no director designated by the Icahn Group is on the Company’s board of directors (the “Board”) and the Icahn Group no longer has any right to designate a replacement (including that the Icahn Group has irrevocably waived such right in writing), (b) the fifth (5th) business day following the date of the Company’s 2020 annual meeting, and (c) October 1, 2020, so long as the Company has not breached any material provision of the Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, not to: (i) acquire beneficial ownership of shares that, in the aggregate, would equal or exceed a “net long” position, as defined in the Agreement, of twenty-eight percent (28.0%) of the Company’s then-outstanding shares of common stock; or (ii) directly or indirectly, in one transaction or multiple related transactions, transfer shares of the Company’s common stock, unless (A) to the Icahn Group’s knowledge after reasonable inquiry, the proposed transferee would beneficially own shares representing twenty-eight percent (28.0%) or less of the Company’s then-outstanding common stock immediately following such transfer and (B) contemporaneously with such transfer, the proposed transferee agrees in writing, for the benefit of the Company, not to acquire beneficial ownership of additional common shares for three (3) business days following the date that the Company receives written notice of such transfer from the Icahn Group.

Additionally, the Company agreed that, so long as the Icahn Group has a “net long” position, as defined in the Agreement, in at least three percent (3%) of the total outstanding shares of the Company’s common stock, any rights plan adopted by the Board shall have a triggering “Acquiring Person” beneficial ownership threshold of twenty percent (20%) or higher of the then-outstanding Common Shares; provided, that, if at the time the Company adopts a rights plan a person or “group” (such person or group, a “Specified Person”) has a binding written agreement in place with the Company specifying that such Specified Person is restricted from acquiring shares of the Company’s common stock that, together with all other common shares beneficially owned by such Specified Person at the time, represent an aggregate beneficial ownership percentage of more than twenty percent (20%) of the Company’s then-outstanding common shares (each such aggregate beneficial ownership percentage, a “Specified Threshold”), then the beneficial ownership threshold applicable to such Specified Person shall equal, but not exceed, such Specified Person’s Specified Threshold. To reflect the foregoing, the Board (i) agreed to amend the proposed rights plan amendment, as defined in the Agreement, to the Company’s Second Amended and Restated Certificate of Incorporation that will be submitted to the Company’s stockholders at the 2019 annual meeting and (ii) approved and adopted an Amendment to the Bylaws of the Company, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board held on March 28, 2019, the Board approved and adopted effective as of such date an amendment to the Company’s Bylaws with the following effect:

•

As long as the Icahn Group has a “net long” position, as defined in the Agreement, in at least three percent (3%) of the total outstanding shares of the Company’s common stock, any rights plan, as defined in the Agreement, adopted by the Board shall have a triggering “Acquiring Person” beneficial ownership threshold of twenty percent (20%) or higher (or, with respect to a Specified Person, such person’s Specified

Threshold) of the then-outstanding Common Shares; provided, that, subject to specified conditions, the Board may, with the approval of the Icahn Designees (so long as there are Icahn Designees serving on the Board), adopt a rights plan a with a lower “Acquiring Person” beneficial ownership threshold to protect the Corporation’s net operating losses.

The foregoing description of the amendment do not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Bylaws of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2019 annual meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2019 Annual Meeting (the “2019 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2019 Proxy Statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting. Information relating to the foregoing can also be found in the Company’s 2018 Proxy Statement. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2019 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2019 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.caesars.com/annuals-and-proxies) or by contacting Investor Relations by phone at 800-318-0047, by email at Investor_Inquiries@caesars.com or by mail at Caesars Investor Relations, 1 Caesars Palace Drive, Las Vegas, Nevada 89109.

Caution Concerning Forward Looking Statements

Information in this report contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “present,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this report. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this report, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in our filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Bylaws of Caesars Entertainment Corporation

99.1	Amendment No. 1, dated as of March 28, 2019, to the Director Appointment and Nomination Agreement, dated March 1, 2019, by and among Caesars Entertainment Corporation, Carl C. Icahn, Keith Cozza, Courtney Mather, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: March 29, 2019	By:	/s/ MICHELLE BUSHORE
	Name:	Michelle Bushore
	Title:	Senior Vice President and Chief Governance and Transactional Officer